                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                                 July 25, 2019

       Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder,  each party hereto hereby agrees  to the joint filing,  on behalf of each  of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment,  restatement, supplement, and/or exhibit thereto) with the Securities and Exchange  Commission
(and, if  such security  is registered  on a  national securities exchange, also with  the  exchange),  and  further agrees  to  the  filing,  furnishing, and/or incorporation  by  reference  of  this agreement  as  an  exhibit  thereto. This agreement shall  remain in  full force  and effect  until revoked  by any  party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

       IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

       Date: July 25, 2019                  EDWARD S. LAMPERT

                                            By:     /s/ Edward S. Lampert
                                                    ---------------------

                                            ESL PARTNERS, L.P.

                                            By:     RBS Partners, L.P.
                                            Its:    General Partner

                                            By:     ESL Investments, Inc.
                                            Its:    General Partner

                                            By:     /s/ Edward S. Lampert
                                                    ---------------------
                                            Name:   Edward S. Lampert
                                            Title:  Chief Executive Officer

                                            RBS PARTNERS, L.P.

                                            By:     ESL Investments, Inc.
                                            Its:    General Partner

                                            By:     /s/ Edward S. Lampert
                                                    ---------------------
                                            Name:   Edward S. Lampert
                                            Title:  Chief Executive Officer

                                            ESL INVESTMENTS, INC.

                                            By:     /s/ Edward S. Lampert
                                                    ---------------------
                                            Name:   Edward S. Lampert
                                            Title:  Chief Executive Officer